CONFORMED COPY



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



                                 May 19, 1998
Date of Report ..........................................................
                        (Date of earliest event reported)

                        CHRYSLER FINANCIAL CORPORATION
 .........................................................................
            (Exact name of registrant as specified in its charter)


State of Michigan                 333-31093           38-2997412
 .........................................................................
(State or other jurisdiction       (Commission)         (IRS Employer
     of incorporation)               File No.)        Identification No.)


                27777 Franklin Rd., Southfield, Michigan 48034
                ..............................................
                   (Address of principal executive offices)


                                                       (248) 948-3067
Registrant's telephone number, including area code.......................


This filing relates to Registration Statement No. 333-31093.

Item 5. Other Events.
        -------------

      In connection with the proposed offering of Premier Auto Trust 1998-3, Asset Backed Notes, Class A-2, Class A-3, Class A-4, and Class B, attached as
Exhibit 99 are certain materials prepared by Chrysler Financial Corporation that are required to be filed pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation-1, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated February 15, 1995 issued by the staff of the Commission to the Public Securities Association.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        -------------------------------------------------------------------

        Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:


        (a) Financial statements of businesses acquired;

            None

        (b) Pro forma financial information:

            None

        (c) Exhibits:

            Exhibit 99




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

                                  SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CHRYSLER FINANCIAL CORPORATION



Date: May 21, 1998                        By:  /s/ B.C. Babbish
                                             ----------------------
                                                B.C. Babbish
                                                Assistant Secretary






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

                                EXHIBIT INDEX


Exhibit
  No.             Description of Exhibit
-------           ----------------------
  99 Material prepared by Chrysler Financial Corporation in connection with Premier Auto Trust 1998-3 pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation-1, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated February 15, 1995 issued by the staff of the Commission to the Public Securities Association.






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